UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________________

FORM 8-K
 _____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2022

 __________________________________________
MOHEGAN TRIBAL GAMING AUTHORITY
(Exact name of registrant as specified in its charter)
 __________________________________________

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)
(860) 862-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8    Other Events
Item 8.01    Other Events.
On December 19, 2022, Mohegan Tribal Gaming Authority (“Mohegan” or the “Company”) completed the final settlement (the “Final Settlement”) of the transactions contemplated by its previously announced agreement with affiliates of Chatham Asset Management, LLC. As a result of the Final Settlement and all previous settlements, the Company accepted approximately $477.3 million in aggregate principal amount of the Company’s outstanding 7.875% senior notes due 2024 (the “Old Notes”) in exchange for approximately $502.5 million in aggregate principal amount of newly issued 13.25% senior unsecured notes due 2027 of the Company (the “New Notes”).
Following the Final Settlement, there are approximately $22.7 million in aggregate principal amount of the Old Notes outstanding.
Supplemental Indenture
Effective upon the occurrence of the Final Settlement and pursuant to the Fourth Supplemental Indenture, dated as of December 9, 2022 (the “Supplemental Indenture”), amending the indenture dated as of October 14, 2016 governing the Old Notes (as amended prior to December 9, 2022, the “Old Notes Indenture”), certain amendments removing substantially all of the restrictive covenants contained in the Old Notes Indenture became effective.
The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which was filed as Exhibit 4.2 to the Current Report on Form 8-K filed by the Company on December 9, 2022, which is incorporated by reference herein.
Section 9    Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY
Date:	December 19, 2022	By:	/s/ Ralph James Gessner Jr.
Ralph James Gessner Jr.
Chairman, Management Board